Exhibit 10.5

WAIVER AND AMENDMENT

TO

FACILITY AGREEMENT PROVIDING FOR A
SENIOR SECURED TERM LOAN
OF US$52,305,238.13

dated June 10, 2015,

DRY BULK AMERICAS LTD.
and
DRY BULK AUSTRALIA LTD.
as Joint and Several Borrowers,

AND

The Banks and Financial Institutions listed on Schedule I thereto,

as Lenders,

AND

ING BANK N.V., LONDON BRANCH
as Facility Agent and as Security Trustee

AND

INTERNATIONAL SHIPHOLDING CORPORATION
and
GULF SOUTH SHIPPING PTE. LTD,
as Guarantors

Dated as of November 16, 2015

WAIVER AND AMENDMENT

THIS WAIVER AND AMENDMENT (this “Waiver and Amendment”) is dated as of November 16, 2015, by and among (1) DRY BULK AMERICAS LTD., a corporation organized and existing under the laws of the British Virgin Islands (“Dry Bulk Americas”) and DRY BULK AUSTRALIA LTD., a corporation organized and existing under the laws of the British Virgin Islands (“Dry Bulk Australia”), as joint and several borrowers (the “Borrowers” and each a “Borrower”), (2) INTERNATIONAL SHIPHOLDING CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the “Guarantor”) and GULF SOUTH SHIPPING PTE. LTD, a corporation organized and existing under the laws of Singapore (the “GSS Guarantor”), as guarantors (3) the banks and financial institutions listed on Schedule I to the Facility Agreement, as lenders (together with any bank or financial institution which becomes a Lender pursuant to Section 12 of the Facility Agreement, as defined below, the “Lenders” and each a “Lender”), and (4) ING BANK N.V., London branch, as facility agent (in such capacity including any successor thereto, the “Facility Agent”), as security trustee for the Lenders (in such capacity, the “Security Trustee” and, together with the Facility Agent, the “Agents”), and amends and is supplemental to the Senior Secured Term Loan Facility Agreement dated as of June 10, 2015, entered into by and among the Borrowers, the Guarantor, the Lenders and the Agents, (as amended, supplemented or otherwise modified from time to time, the “Facility Agreement”).

W I T N E S S E T H T H A T:

WHEREAS, the Guarantor has requested that the Lenders waive application of certain financial covenants contained in Sections 9.3(b) and (e) of the Facility Agreement;

WHEREAS, on September 30, 2015, the Lenders and Borrowers entered into a Waiver and Agreement (“Waiver No. 1”) which waived application of certain financial covenants contained in the Facility Agreement;

WHEREAS, on October 23, 2015, the Lenders and Borrowers entered into a Waiver and Amendment (“Waiver No. 2”) which extended the waivers granted pursuant to Waiver No. 1 and amended certain terms of the Facility Agreement;

WHEREAS, on November 4, 2015, the Lenders and Borrowers entered into a Waiver and Amendment (“Waiver No. 3”) which extended the waivers granted pursuant to Waiver No. 2 and amended certain terms of the Facility Agreement;

WHEREAS, the Lenders are willing to extend the waivers granted pursuant to Waiver No. 3 and amend certain terms of the Facility Agreement upon the terms and subject to the conditions contained in this Waiver and Amendment; and

WHEREAS, in consideration for the waivers granted by the Lenders, the Guarantor has executed a mortgage over the Headquarters (as defined below) in favor of, inter alios, the Security Trustee.

NOW, THEREFORE, in consideration of the premises and such other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the parties, it is hereby agreed as follows:

1. Definitions. Unless otherwise defined herein, words and expressions defined in the Facility Agreement have the same meanings when used herein.

2. Representations and Warranties. Each of the Security Parties and the GSS Guarantor hereby reaffirms, as of the date hereof, each and every representation and warranty made thereby in the Facility Agreement and the Note (updated mutatis mutandis).

3. No Defaults. Each of the Security Parties and the GSS Guarantor hereby represents and warrants that as of the date hereof there exists no Event of Default or any condition which, with the giving of notice or passage of time, or both, would constitute an Event of Default.

4. Performance of Covenants. Each of the Security Parties and the GSS Guarantor hereby reaffirms that it has duly performed and observed the covenants and undertakings set forth in the Facility Agreement, the Note and the Security Documents on its part to be performed, and covenants and undertakes to continue duly to perform and observe such covenants and undertakings, other than as waived hereby, so long as the Facility Agreement, as may be amended or supplemented from time to time, shall remain in effect.

5. Waiver. Subject to the continued compliance by each of the Security Parties and the GSS Guarantor with the provisions contained herein, in the Facility Agreement and in the other Transaction Documents and upon the condition that no creditor under any debt instrument or facility, which the Guarantor or any of its Subsidiaries are party to or in respect of which the Guarantor or any of its Subsidiaries have repayment obligations (collectively, “Other  ISH Debt Facilities”), has taken any enforcement action, the Creditors hereby agree to waive application of Sections 9.3(b) and (e) through March 31, 2016 (or such earlier date when the financial covenants under the Other ISH Debt Facilities are tested again or the waiver under any of the Other ISH Debt Facilities is rescinded, has expired or otherwise not in force and effect) (the “Waiver Expiration Date”). For the avoidance of doubt, the waiver granted herein shall be rescinded, and application of the aforementioned provisions of the Facility Agreement shall be reinstated, if any of the conditions to the waiver is breached. The Security Parties and the GSS Guarantor hereby agree and acknowledge that all financial covenants, including those set forth in Section 9.3(b) and (e), shall be tested on the Waiver Expiration Date in the absence of any further waiver or amendment to the Facility Agreement.

6. Amendment to the Facility Agreement.

(a)Section 1.1 of the Facility Agreement is hereby amended as follows by adding the following definition in appropriate alphabetical order:

“‘Headquarters’ shall mean the real property located at 864-70 South Peters Street, New Orleans, LA;”.

(b) Section 5.1 of the Facility Agreement is hereby amended by amending and restating such Section in its entirety as follows:

“Subject to the provisions of this Section 5 regarding application of prepayments, the Borrowers shall repay the principal of the Facility in installments accordance with Schedule 5.1 hereto. The last installment paid under this Agreement shall be in an amount necessary to repay the Facility in full together with accrued but unpaid interest and any fees and expenses owing, together with any other amounts owing by any Security Party to any Creditor pursuant to this Agreement, the Note or any Security Document. The Borrowers’ obligations to repay the Facility shall be joint and several.”;

(c)       Section 5.3(b) of the Facility Agreement is hereby amended by amending and restating such Section in its entirety as follows:

“(b) Upon (i) the sale or other disposition (including any sale and leaseback transaction and any sale or issuance of equity interests) of any other property (including, for the avoidance of doubt, any vessel not mortgaged in favor of the Security Trustee) owned by the Guarantor or any of its Subsidiaries, or (ii) the date on which the insurance proceeds in respect of the Total Loss (as such term is defined in the Mortgage granted in respect of the BULK AUSTRALIA and used as the context requires) of any other vessel owned by the Guarantor or any of its Subsidiaries are received by the Guarantor or the relevant Subsidiary, the Guarantor shall apply (or cause to be applied) such sale or insurance proceeds as follows:

first, in repayment of the outstanding obligations owed to the relevant mortgagee (if any) of such vessel pursuant to the terms of the relevant mortgage instrument;

second, (i) except in case of the sale of m.v. GLOVIS COUNTESS, if the Guarantor or any of its Subsidiaries voluntarily chooses to (or is mandatorily required to) prepay or repay any of the Other ISH Debt Facilities, the remaining proceeds will then be applied as follows:

first, in repayment of the Facility until the aggregate Fair Market Value of the Vessels equals 150% of the outstanding amount of the Facility in the order of priorities selected by the Facility Agent in its sole discretion; and

second, in repayment of (x) the Facility and other amounts outstanding under or in connection therewith in the order of priorities selected by the Facility Agent in its sole discretion and (y) such Other ISH Debt Facilities pro rata;

(ii) in case of the sale of m.v. GLOVIS COUNTESS, if the Guarantor or any of its Subsidiaries voluntarily chooses to (or is mandatorily required to) prepay or repay any of the Other ISH Debt Facilities, the remaining proceeds will then be applied as follows:

first, in repayment of the Facility until the aggregate Fair Market Value of the Vessels equals 150% of the outstanding amount of the Facility in the order of priorities selected by the Facility Agent in its sole discretion; and

second, any further remaining proceeds may be used for repayment of amounts outstanding under Other ISH Debt Facilities; and

(iii) in case of the sale of the Headquarters, in repayment of the Facility and the Other ISH Debt Facilities, pro rata based on the outstanding amounts thereof on the date thereof.”; and

(d)Schedule 5.1 hereto shall be inserted as Schedule 5.1 to the Facility

Agreement.

7.Further Covenants.

(a)

The Security Parties shall provide to the Facility Agent a written report on a weekly basis regarding the status of the sales process of each of the Vessels in such detail as requested by the Facility Agent.

(b)

On or before the date hereof, the Security Parties and the GSS Guarantor shall have provided to the Facility Agent evidence that the Guarantor has executed a first priority mortgage over the Headquarters, in form and substance satisfactory to the Facility Agent, in favor of the Facility Agent, DVB Bank SE, Regions Bank, BB&T Equipment Finance Corporation, BMO Harris Equipment Finance, Capital One, N.A., Citizens Asset Finance, Inc. and Pacific Western Bank (collectively, the “ISH Lenders”), as mortgagees.

(c)

The Guarantor shall ensure that within 6 Banking Days hereof, the Guarantor shall have executed an intercreditor agreement, in form and substance satisfactory to the Facility Agent, with the ISH Lenders, setting forth, inter alia, the manner in which the proceeds of any sale of the Headquarters are to be distributed.

(d)

The parties hereto hereby agree that a default by any Security Party or the GSS Guarantor in the performance or observance of any covenant contained in this Waiver and Amendment shall constitute an Event of Default.

8.Expenses. The Security Parties and the GSS Guarantor hereby agree to pay to the Facility Agent all reasonable expenses related to this Waiver and Amendment, including any expenses of preparation, negotiation, execution and administration of this Waiver and Amendment and any document or instrument required to be delivered herein, and the reasonable fees and disbursements of the Creditors’ counsel in connection herewith and any and all expenses incurred in connection with the enforcement or defense of any of the Agents’ and the Lenders’ rights or remedies or in the preservation of the Agents’ and the Lenders’ priorities under the documentation executed and delivered in connection with the Facility or any restructuring (actual or contemplated) of the Facility.

9.No Other Waiver or Amendment. All other terms and conditions of the

Facility Agreement shall remain in full force and effect and the Facility Agreement shall be read and construed as if the terms of this Waiver and Amendment were included therein by way of addition or substitution, as the case may be.

10.Conditions Precedent to the Effectiveness of this Waiver and Amendment.

The effectiveness of this Waiver and Amendment shall be expressly subject to the following conditions precedent:

(a)	This Waiver and Amendment. The Borrowers and the Guarantor shall have duly executed and delivered this Waiver and Amendment to the Facility Agent;
(b)

Interest, Fees and Expenses Paid. The Facility Agent shall have received payment in full of all interest, fees and expenses (including reasonable legal fees) due under or in connection to the Facility Agreement; and

(c)

Waivers for Other ISH Debt Facilities. The Guarantor shall have secured a waiver under each of the Other ISH Debt Facilities in respect of any potential breach under such facility in form and substance reasonably satisfactory to the Facility Agent and provide to the Facility Agent a copy of any such waiver.

11.     Conditions Subsequent to the Effectiveness of this Waiver and

Amendment. The effectiveness of this Waiver and Amendment shall be expressly subject to the following conditions subsequent:

(a)Corporate Authority. Within five (5) Banking Days of the date hereof, the

Facility Agent shall have received the following documents in form and substance satisfactory to the Facility Agent and its legal advisers:

(i)            copies, certified as true and complete by an officer of each of the

Security Parties and a director of the GSS Guarantor, of the resolutions of its board of directors and, with respect to the Borrowers, shareholders evidencing approval the transactions contemplated hereby and authorizing an appropriate officer or officers or attorney-in-fact or attorneys-in-fact to execute the same on its behalf;

(ii)certificate of the jurisdiction of incorporation of the Guarantor as to the good standing thereof; and

(iii)            a certificate signed by the Chairman, President, Chief Financial

Officer, Vice President, Treasurer or Controller of each of the Security Parties and a director of the GSS Guarantor to the effect that (A) no Default or Event of Default shall have occurred and be continuing, (B) the representations and warranties of such Security Party contained in the Original Agreement as Amended hereby are true and correct as of the date of such certificate and (C) the copies of its certificate or articles of incorporation and by-laws or similar constituent documents thereof attached to its Certificate delivered in connection with its entering into the Facility Agreement have not been amended or rescinded and remain in full force and effect as of the day hereof; and

(b)Legal Opinions. Within five (5) Banking Days of the date hereof, the

Facility Agent shall have received such legal opinions as it shall reasonably require.

12. Governing Law. This Waiver and Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws thereof other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York.

13. Counterparts. This Waiver and Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed to be an original but all such counterparts shall constitute but one and the same agreement.

14. Headings; Amendment. In this Waiver and Amendment, section headings are inserted for convenience of reference only and shall be ignored in the interpretation of this Waiver and Amendment. This Waiver and Amendment cannot be amended other than by written agreement signed by the parties hereto.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has executed this Waiver and Amendment by its duly authorized representative on the day and year first above written.

DRY BULK AMERICAS LTD.,

as Borrower

By: /s/ Erik L. Johnsen

Name: Erik L. Johnsen

Title: Director

DRY BULK AUSTRALIA LTD.,

as Borrower

By: /s/ Erik L. Johnsen

Name: Erik L. Johnsen

Title: Director

INTERNATIONAL SHIPHOLDING CORPORATION,

as Guarantor

By: /s/ D.B. Drake

Name: D.B. Drake

Title: Vice President – Treasurer

GULF SOUTH SHIPPING PTE. LTD,

as Guarantor

By: /s/ Erik L. Johnsen

Name: Erik L. Johnsen

Title: Director

ING BANK N.V., LONDON BRANCH,

as Facility Agent, Security Trustee and Lender

By: /s/ Adam Byrne

Name: Adam Byrne

Title: Managing Director

By: /s/ Rory Hussey

Name: Rory Hussey

Title: Managing Director